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                                                                   EXHIBIT  23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Metawave Communications Corporation previously filed Registration Statement Nos. 333-35926 and 333-48978.

                              /s/ Arthur Andersen LLP

Seattle, Washington
March 30, 2001